Exhibit 10.7

AMENDED AND RESTATED MEZZANINE PROMISSORY NOTE A-2

$218,750,000	New York, New York
Dated as of April, 1 2008
Amended as of August 22, 2008

FOR VALUE RECEIVED, each of the entities listed as a “Maker” on the signature pages to this Note (collectively, the “Maker”), promises to pay to the order of CITICORP NORTH AMERICA, INC., a New York corporation (together with its successors and assigns, “Holder”) or to such other account pursuant to such other wiring instruction as the Holder may from time to time designate in writing, the original principal amount of TWO HUNDRED EIGHTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($218,750,000), or so much thereof as may be outstanding from time to time (the “Principal Amount”), together with interest thereon and all other amounts payable to the Holder under the Loan Documents with respect to the Loan, such principal, interest and other amounts to be payable as provided in the Loan Agreement (as defined below) and the other Loan Documents. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

This Amended and Restated Mezzanine Promissory Note A-2 (this “Note”), together with that certain Amended and Restated Mezzanine Promissory Note A-1 (the “Related Note”), dated as of April 1, 2008, and effective as of the date hereof, by Maker for the benefit of Goldman Sachs Mortgage Company, replaces, but does not extinguish the indebtedness evidenced by: (i) that certain Mezzanine Promissory Note A-1 by Maker for the benefit of Goldman Sachs Commercial Mortgage Capital, L.P., (ii) that certain Mezzanine Promissory Note A-2 by Maker for the benefit of Holder and (iii) that certain Mezzanine Promissory Note A-3 by Maker for the benefit of SL Green Realty Corp., each dated as of April 1, 2008 (collectively, the “Original Notes”). This Note, together with the Related Note, amends and restates the Original Notes in their entirety but does not constitute a novation thereof.

This Note is one of the Notes referred to in that certain Amended and Restated Senior Mezzanine Loan Agreement, dated as of April 1, 2008, between the Maker, as borrower, and the Holder, as a lender (as amended, modified or supplemented and in effect from time to time, the “Loan Agreement”) and evidences a portion of the Loan made by the Lender thereunder. Reference to the Loan Agreement is hereby made for a statement of the rights of the Holder and the duties and obligations of the Maker, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal, interest and other amounts payable with respect to this Note when due. The Principal Amount shall bear interest at the rates provided for in the Loan Agreement.

This Note is secured by the Pledge Agreement and the other security interests and liens granted in the Loan Agreement and in other Loan Documents.

The principal sum evidenced by this Note, together with accrued interest and other sums or amounts due hereunder, shall become immediately due and payable at the option of the Holder upon the occurrence and during the continuation of any Event of Default in accordance with the provisions of the Loan Agreement.

With respect to the amounts due and payable pursuant to this Note, the Maker waives demand, presentment and notice, except for notices required by the Loan Documents.

In no event shall the amount of interest (and any other sums or amounts that are deemed to constitute interest under applicable Legal Requirements) due or payable hereunder (including interest calculated at the Default Rate) exceed the maximum rate of interest designated by applicable Legal Requirements (the “Maximum Amount”), and in the event such excess payment is inadvertently paid by the Maker or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal on this Note, and if in excess of the outstanding Principal Amount of this Note, shall be immediately returned to the Maker upon such determination. It is the express intent hereof that the Maker not pay and the Holder not receive, directly or indirectly, interest in excess of the Maximum Amount.

Other than as expressly set forth in the Loan Documents, this Note may not be assigned in whole or in part by the Maker. The Holder shall have the right from time to time at its discretion to assign this Note, in whole or in part, only by registration of such assignment on a register maintained as provided in the Loan Agreement. Maker’s obligations in connection with any such assignment shall be as set forth in the Loan Documents.

The Holder shall not by any act, delay, omission or otherwise be deemed to have amended, modified, supplemented, waived, extended, discharged or terminated any of its rights or remedies, except by an amendment, modification, supplement, waiver, extension, discharge or termination in writing and signed by the appropriate parties, as may be applicable pursuant to the Loan Agreement. All rights and remedies of the Holder under the terms of this Note and applicable statutes or rules of law shall be cumulative, and may be exercised successively or concurrently. The Maker agrees that there are no defenses, equities or setoffs with respect to the obligations set forth herein.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable Legal Requirements, but if any provision of this Note shall be prohibited by or invalid under applicable Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

The Holder may, at its option, release any Collateral given to secure the indebtedness evidenced hereby, and no such release shall impair the obligations of the Maker to the Holder under this Note and the other Loan Documents.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE HOLDER OR THE MAKER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE

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INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. THE MAKER, AND BY ACCEPTANCE OF THIS NOTE, THE HOLDER, HEREBY (i) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (ii) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

THE MAKER AND, BY ACCEPTANCE HEREOF, THE HOLDER, TO THE FULLEST EXTENT THAT EACH MAY LAWFULLY DO SO, WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION), BROUGHT BY EITHER PARTY HERETO WITH RESPECT TO THIS NOTE OR THE OTHER LOAN DOCUMENTS.

The provisions of this Note shall be subject to the provisions of the Loan Agreement including Section 9.19 of the Loan Agreement, the provisions of which are incorporated herein by this reference as if fully set forth herein.

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IN WITNESS WHEREOF, the Maker has caused this Note to be executed as of the day and year first above written.

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Stars – Mortgage Note

IN WITNESS WHEREOF, the Maker has caused this Note to be executed as of the day and year first above written.

MAKERS:

GKK STARS ACQUISITION LLC, a Delaware limited liability company			AMERICAN FINANCIAL REALTY TRUST, a Maryland real estate investment trust

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

FIRST STATES GROUP, L.P., a Delaware limited partnership			AMERICAN FINANCIAL TRS, INC., a Delaware corporation

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

FIRST STATES INVESTORS 104 HOLDINGS, L.P., a Delaware limited partnership			FIRST STATES INVESTORS 240 HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

Stars – Mortgage Note

FIRST STATES GROUP, LLC, a Delaware
limited liability company

By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President

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Stars – Mortgage Note

FIRST STATES INVESTORS 241			FIRST STATES INVESTORS 3300
HOLDINGS, LLC, a Delaware limited liability			HOLDINGS, LLC, a Delaware limited liability
company			company

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

FIRST STATES INVESTORS 4000A, L.P.,			FIRST STATES INVESTORS 4100, LLC, a
a Delaware limited partnership			Delaware limited liability company

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

FIRST STATES INVESTORS 4600			FIRST STATES INVESTORS 5000 LLC,
HOLDINGS, L.P., a Delaware limited			a Delaware limited liability company
liability company
			By:	/s/ Edward J. Matey, Jr.
By:	/s/ Edward J. Matey, Jr.			Name:	Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Title:	General Counsel and Vice President
	Title:	General Counsel and Vice President

FIRST STATES INVESTORS 6000, LLC, a			FIRST STATES INVESTORS 801, L.P.,
Delaware limited liability company			a Pennsylvania limited partnership

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

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Stars – Mortgage Note

FIRST STATES INVESTORS 923			FIRST STATES INVESTORS ASSET GROUP
HOLDINGS, L.P., a Delaware limited partnership			A, L.P., a Delaware limited partnership

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

FIRST STATES INVESTORS 927			FIRST STATES INVESTORS GS POOL A
HOLDINGS, LLC, a Delaware limited liability			HOLDINGS, LLC, a Delaware limited liability
company			company

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

FIRST STATES INVESTORS GS POOL B			FIRST STATES INVESTORS, L.P.,
HOLDINGS, L.P., a Delaware limited liability			a Delaware limited partnership
company

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

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Stars – Mortgage Note

FIRST STATES PARTNERS III, L.P., a Delaware			FIRST STATES PARTNERS, L.P., a
limited partnership			Pennsylvania limited partnership

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

FIRST STATES PROPERTIES, L.P., a			FIRST STATES WILMINGTON JV, L.P., a
Pennsylvania limited partnership			Delaware limited partnership

By:	/s/ Edward J. Matey, Jr.		By:	/s/ Edward J. Matey, Jr.
	Name:	Edward J. Matey, Jr.		Name:	Edward J. Matey, Jr.
	Title:	General Counsel and Vice President		Title:	General Counsel and Vice President

Stars – Mortgage Note